EXHIBIT (10)-57







--------------------------------------------------------------------------------


                             PARTICIPATION AGREEMENT
                          Dated as of October 31, 2000
                                      among
                             HEALTHSOUTH Corporation

                                   as Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                   stated herein, but solely as Owner Trustee
                 under the HEALTHSOUTH Corporation Trust 2000-1,

                           THE VARIOUS BANKS AND OTHER
                     LENDING INSTITUTIONS WHICH ARE PARTIES
                            HERETO FROM TIME TO TIME,
                                 as the Holders,

                           THE VARIOUS BANKS AND OTHER
                           LENDING INSTITUTIONS WHICH
                      ARE PARTIES HERETO FROM TIME TO TIME,

                                 as the Lenders,

                            THE CHASE MANHATTAN BANK,
                             as Documentation Agent,

                                UBS WARBURG LLC,
                                       and
                         DEUTSCHE BANK SECURITIES, INC.,
                            as Joint Lead Arrangers,

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                              as Syndication Agent,

                                       and
                            UBS AG, STAMFORD BRANCH,
                         as Administrative Agent for the
                                     Lenders


--------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT

                  THIS PARTICIPATION AGREEMENT, dated as of October 31, 2000 (as further amended or supplemented from time to time, this "Agreement"), is by and among HEALTHSOUTH Corporation., as Lessee (the "Lessee"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 2000-1 (the "Owner Trustee" or the "Lessor"), THE CHASE MANHATTAN BANK, as Documentation Agent; UBS WARBURG LLC and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers; DEUTSCHE BANK AG NEW YORK BRANCH, as Syndication Agent; UBS AG, Stamford Branch, as Administrative Agent (in such capacity, the "Agent") for the Lenders and the Holders; UBS AG, Stamford Branch, and the various other banks and lending institutions which are parties hereto from time to time as Holders, and UBS AG, Stamford Branch and the various other banks and lending institutions which are parties hereto from time to time as Lenders. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

                  In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. THE LOANS.

                  The Lenders have agreed to make Loans in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements, and in consideration of the receipt of such Loan proceeds, the Lessor, upon the request of the relevant Lenders, will issue the Notes (together with any note or notes issued in exchange or substitution therefor in accordance with the Credit Agreement, the "Notes"). The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to Section 5 of this Agreement and
Section 2 of the Credit Agreement, the Loans will be made to the Lessor on the Closing Date and in accordance with this Agreement and the other Operative Agreements. The Loans and the obligations of the Lessor under the Credit Agreement are secured by the Collateral.

         SECTION 2. HOLDER ADVANCES.

                  Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto on each date Advances are made in accordance with Section 5 hereof, each Holder shall make a Holder Advance on a pro rata basis to the Owner Trustee with respect to the HEALTHSOUTH Corporation Trust 2000-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Advances shall be three percent (3%) of the amount of the Advances being funded on such date; provided, no Holder shall be obligated for any Holder Advance in excess of its pro rata share of the Available Holder Commitment. The aggregate amount of Holder Advances shall be up to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than 3% of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint and several.

         SECTION 3. SUMMARY OF TRANSACTIONS.

         3.1 Operative Agreements. On the date hereof (the "Closing Date"), each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Credit Agreement, the Notes (if applicable), the Certificates, the Trust Agreement, the Security Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

         3.2 Closing Date. On the Closing Date and subject to the terms and conditions of this Agreement (a) each Holder will make available to UBS AG, Stamford Branch, the amount set forth for such Holder on Schedule 1 to the Holder Addendum, executed and delivered by such Holder pursuant to Section 14.18 hereof, constituting the principal amount of the Holder Advance to be made by such Holder hereunder, and (b) each Lender will make available to UBS AG, Stamford Branch, the amount set forth for such Lender on such Lender's Lender Addendum executed and delivered by such Lender pursuant to Section 14.18 hereof, as the principal amount of the Loan to be made by such Lender thereunder. The Lessor will purchase pursuant to a Deed or lease pursuant to a Ground Lease each Property, as the case may be, as of the Closing Date, and a Lien on each Property for the benefit of the Agent shall be in full force and effect before and after the execution of the required Security Documents. After giving effect to the Advances on the Closing Date, there shall no longer be any Commitments outstanding.

         SECTION 4. THE CLOSING.

         4.1 Closing Date. All documents and instruments required to be delivered on the Closing Date shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

         SECTION 5. MAKING OF ADVANCES.

         5.1 General.

             The Lessor has used and will use the proceeds of the Advances made on the date hereof to acquire the Properties, repay the existing loans and advances.

         5.2 Intentionally Deleted.

         5.3 Conditions to the Holders' and the Lenders' Obligations to Make Advances on the Closing Date.

             Subject to Section 6, the obligations of each Holder to make Holder Advances, and each Lender to make Loans on the Closing Date are subject to the prior or contemporaneous satisfaction or waiver of the following conditions precedent:

(a) the correctness in all material respects on such date of the representations and warranties of the Owner Trustee, the Lessee and the Holders contained herein and in each of the other Operative Agreements;

(b) the performance in all material respects by the Lessee of its agreements contained herein and in the other Operative Agreements which covenants are to be performed by it on or prior to such date;

(c) the satisfaction of all conditions to any such making of Holder Advance or Loan set forth in any Operative Agreement;

(d) no Default or Event of Default under any of the Operative Agreements shall have occurred after giving effect to the making of Holder Advances and Loans;

(e) title to each Property shall conform to the representations and warranties set forth in Section 7.2(l) and 7.3(l) hereof;

(f) the Lessor shall have good and marketable title to each Property in fee simple, subject only to the Permitted Exceptions. The Lessor shall have the right to grant the Mortgage Instruments on the Properties;

(g) the Lessee shall have delivered to the Agent and the Owner Trustee, a title insurance policy in favor of the Agent and Owner Trustee with respect to each Property, such policy being in form and substance reasonably acceptable to the Owner Trustee and the Agent, with such title exceptions thereto as are reasonably acceptable to the Owner Trustee and the Agent;

(h) the Lessee shall have delivered to the Agent and the Owner Trustee (A) a "Phase I" environmental site assessment with respect to each Property, prepared by an independent recognized professional reasonably acceptable to the Agent and the Owner Trustee and in a form and substance that is reasonably acceptable to the Agent and the Owner Trustee, and (B) the Agent shall have received letters from such environmental professional stating, among other things, that the Agent, the Lenders, the Owner Trustee and the Holders may rely on the Environmental Report with respect to each Property which were prepared by such firm as if they were originally addressed to them in all respects;

(i) the Lessee shall have delivered to the Agent, the Owner Trustee and the Title Company an as-built survey of each Property certified to the Agent, the Holders, the Owner Trustee and the Title Company, prepared by an independent recognized professional meeting the then current minimum standard detail requirements for American Land Title Association and the American Congress of Surveying and Mapping (ALTA/ACSM) Land Title Surveys certified to the Agent and otherwise reasonably acceptable to the Agent;

(j) the Lessee shall have caused to be delivered to the Agent and the Owner Trustee a legal opinion (in the form attached hereto as Exhibit A) from counsel located in the state where each Property is located;

(k) the Owner Trustee and the Agent shall be satisfied, in their discretion, that the execution of the Mortgage Instruments and the other Security Documents will not adversely affect in any material respect the rights of the Owner Trustee, the Holders, the Agent or the Lenders under or with respect to the other Operative Agreements in effect as of the Closing Date (it being understood and acknowledged that the Agent and the Owner Trustee may require that the Lessee deliver an acceptable legal opinion in connection with this condition);

(l) the Lessee shall have delivered to the Agent and the Owner Trustee, respecting each Property, Invoices for the various Transaction Expenses and other fees, expenses and disbursements referenced in Section 9.1 of this Agreement (to the extent paid from Loan proceeds) and an Officer's Certificate in the form attached hereto as Exhibit B specifying the Property Cost for each Property;

(m) the Lessee shall have delivered to the Agent and the Owner Trustee, respecting each Property, certificates of insurance meeting the requirements of
Section 14.3 of the Lease;

(n) the Lessor shall have delivered to the Agent a Mortgage Instrument and Lender Financing Statements with respect to each Property in a form reasonably acceptable to the Agent and Lessee and all necessary recording fees, documentary stamp taxes or similar amounts will be paid in connection with the related Mortgage Instrument in an amount sufficient to cover such maximum total Property Cost, or (in the case of the recording tax with respect to the Mortgage Instrument) in an amount required to be paid at the time of recording of such instrument (provided that the Lessee shall promptly pay or reimburse any Indemnified Person for payment of, any additional recording tax that may be due at any time with respect to such instrument);

(o) the Lessee shall have delivered to the Lessor with respect to each Property, a Memorandum of Lease (such memorandum to be substantially in the form attached to the Lease as Exhibit B and in form suitable for recording);

(p) the Lessee shall have delivered to the Lessor, with respect to each Property, Lessor Financing Statements executed by the Lessee and the Lessor;

(q) all necessary (or in the reasonable opinion of the Owner Trustee, the Agent, or their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or prior to each such date or by any change in facts or circumstances on or prior to each such date, shall have been obtained or made and be in full force and effect;

(r) if any such Property is subject to a Ground Lease, the Lessee shall have caused a lease memorandum (in form and substance satisfactory to the Agent) to be delivered to the Agent for such Ground lease;

(s) the Lessee shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding each of the Lessee and the Lessor to be conducted (and copies thereof to be delivered to the Agent and the Owner Trustee) in the state and county (or other Jurisdiction) in which each Property is located, by a nationally recognized search company acceptable to the Owner Trustee and the Agent, and (ii) the liens referenced in such lien searches which are objectionable to the Owner Trustee or the Agent to be either removed or otherwise handled in a manner reasonably satisfactory to the Owner Trustee and the Agent;

(t) the Agent shall have received an Appraisal for each Property showing that each Property has an enterprise value, when taken together with the enterprise value of all other Properties, equal to at least fifty percent (50%) of the Total Property Cost of all Properties and all Improvements constructed thereon;

(u) The Agent shall have received a certificate of the chief financial officer of the Lessee (i) attaching copies of all consents, authorizations and filings required to consummate the transactions contemplated by this Agreement, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Agent; and

(v) all conditions set forth in Section 5.1 of the Existing HEALTHSOUTH Corporation Credit Agreement shall have been satisfied.

         5.4 Inspection of Documents; Hold Harmless; Removal of Property.

             Any document or item (including without limitation any environmental report) delivered to the Agent shall be available for inspection at any time during ordinary business hours upon reasonable notice by any Lender or Holder. The Agent shall not incur any liability to any Lender, any Holder, the Owner Trustee or any other Person (and each Lender, each Holder, the Owner Trustee and the Lessee hereby holds the Agent harmless from any such liability) as a result of any such document or item, any information contained therein, the failure to receive any such document, or the Agent's approval of any Property. In the event the Majority Lenders determine that any environmental site assessment reveals an Environmental Violation and they or the Agent so notify the Lessee, then the Lessee shall remedy or purchase such Property in accordance with Sections 15.2. 16.1 and 16.2 of the Lease.

         SECTION 6. CONDITIONS OF THE CLOSING.

         6.1 Conditions to the Lessor's and the Holders' Obligations.

             The obligations of the Lessor and the Holders to consummate the transactions contemplated by this Agreement on the Closing Date, including the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Closing Date, are subject to (i) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements and to be performed by them on or prior to the Closing Date and

(iv) the satisfaction, or waiver by the Lessor and the Holders, of all of the following conditions on or prior to the Closing Date:

         (a) Each of the Operative Agreements shall have been duly authorized, executed and delivered by the parties thereto, other than the Lessor, and shall be in full force and effect, and no Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Lessor shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which it shall have received specimens). The Operative Agreements (or memoranda thereof), any supplements thereto and any financing statements and fixture filings in connection therewith required under the Uniform Commercial Code shall have been filed or shall be promptly filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in Section 6.1(g) hereof;

         (b) All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative
         Agreements shall have been paid or provision for such payment shall have been made to the reasonable satisfaction of the Lessor and the Agent;

         (c) No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;

         (d) In the reasonable opinion of the Lessor and the Holders and their counsel, the transactions contemplated by the Operative Agreements do not and will not violate any material Legal Requirements and do not and will not subject the Lessor or the Holders to any materially adverse regulatory prohibitions or constraints, in each case enacted, imposed, adopted or proposed since the date hereof;

         (e) The Lessor and the Agent shall each have received an Officer's Certificate of the Lessee, dated as of the Closing Date, in the form attached hereto as Exhibit C or in such other form as is reasonably acceptable to such parties stating that (a) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement;
         (iii) each Operative Agreement to which Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date;

         (f) The Lessor and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee in the form attached hereto as Exhibit D or in such other form as is reasonably acceptable to such parties attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee duly authorizing the execution, delivery and performance by Lessee of each of the Operative Agreements to which it is or will be a party and a statement that the resolutions have not been amended, modified, revoked or rescinded, (B) its certificate of incorporation and by-laws, in each case certified as of a recent date by the Secretary of State of the State of its incorporation, as correct and complete copies and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the appropriate officer of each state in which any Property is located as to its good standing in such state;

         (g) Haskell Slaughter & Young, L.L.C., counsel for the Lessee, shall have issued to the Lessor, the Agent, the Lenders and the Holders an opinion in the form attached hereto as Exhibit A;

         (h) As of the Closing Date, there shall not have occurred any event, condition, situation or status since December 31, 1999 that has had or could reasonably be expected to result in a Material Adverse Effect; and

         (i) The Agent and the Joint Lead Arrangers shall have received the fees to be paid on the Closing Date pursuant to the Fee Letter, or any other Lender or Holder entitled to fees to be paid on the Closing Date by Lessee have received fees; which fees shall not be paid using the proceeds, if any, of the Loans or Holder Advances.

         6.2 Conditions to the Lessee's Obligations.

             The obligation of the Lessee to consummate the transactions contemplated by this Agreement on the Closing Date, including the obligation to execute and deliver the Operative Agreements to which it is a party on the Closing Date, is subject to (i) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto,
(iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements, in each case to be performed by them on or prior to the Closing Date, and (iv) the satisfaction or waiver by the Lessee of all of the following conditions on or prior to the Closing Date:

         (a) Each of the Operative Agreements to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Lessee, and shall be in full force and effect, and no Default, other than Defaults of the Lessee, shall exist thereunder, and the Lessee shall have received a fully executed copy of each of the Operative Agreements (other than Notes of which it shall have received a specimen);

         (b) In the reasonable opinion of the Lessee and its counsel, the transactions contemplated by the Operative Agreements do not violate any material Legal Requirements and will not subject Lessee to any materially adverse regulatory prohibitions or constraints;

         (c) No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;

         (d) The Lessee and the Agent shall each have received an Officer's Certificate of the Lessor dated as of such Closing Date in the form attached hereto as Exhibit E or in such other form as is reasonably acceptable to Lessee and the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date; (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date;

         (e) The Lessee and the Agent shall each have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit F or in such other form as is reasonably acceptable to Lessee and the Agent, attaching and certifying as to (A) the signing resolutions, (B) its articles of incorporation or other equivalent charter documents, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company, (C) its bylaws and (D) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the state of incorporation of the Trust Company; and

         (f) Ray, Quinney & Nebeker, counsel for the Lessor, shall have issued to the Lessee, the Holders, the Lenders and the Agent an opinion in the form attached hereto as Exhibit G.

         6.3 Conditions to the Agent's and Lenders' Obligations.

             The obligation of each of the Agent and the Lenders to consummate the transactions contemplated by this Agreement on the Closing Date, including the obligation to execute and deliver each of the Operative Agreements to which it is a party on the Closing Date, is subject to (i) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements, in each case to be performed by them on or prior to the Closing Date, and (iv) the satisfaction, or waiver by the Agent, of all of the following conditions on or prior to the Closing Date:

         (a) Each of the Operative Agreements to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the

         Agent, and shall be in full force and effect, and no Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent shall have received a fully executed copy of each of the Operative Agreements (including the Notes). The Operative Agreements (or memoranda thereof), any supplements thereto and any financing statements and fixture filings in connection therewith required under the Uniform Commercial Code shall have been filed or shall be promptly filed, if necessary, in such manner as to enable the Lessor's counsel to render its opinion referred to in Section 6.2(f) hereof;

         (b) The satisfaction of each of the conditions set forth in Sections 6. 1(b), (c), (e), (f), (g), (h) and (i) and Sections 6.2(d), (e) and (f)
         hereof, and

         (c) In the reasonable opinion of the Agent and its counsel, the transactions contemplated by the Operative Agreements do not and will not violate any material Legal Requirements and do not and will not subject the Agent or the Lenders to any materially adverse regulatory prohibitions or constraints.

         SECTION 7. REPRESENTATIONS AND WARRANTIES ON THE CLOSING DATE.

         7.1 Representations and Warranties of the Holders.

             Effective as of the Closing Date, each of the Holders represents and warrants to each of the other parties hereto that:

         (a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party;

         (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party have been duly authorized by all necessary corporate, limited liability company or partnership action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of the stockholders of, or approval or consent of any trustee or holder of any indebtedness or obligations of, such Holder which has not been obtained or is not in full force and effect,
         (ii) violates or will violate any Legal Requirement applicable to or binding on it (except no representation or warranty is made as to any Legal Requirement to which it may be subject solely as a result of the activities of the Lessee) as of the date hereof, (iii) violates or will violate or result in any breach of or constitute any default under, or result in the creation of any Lien upon any Property or any of the Improvements (other than Liens created by the Operative Agreements) under its certificate of incorporation or other equivalent charter documents, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties is bound or affected or (iv) requires or will require any Governmental Action by any Governmental Authority (other than arising solely by reason of the business, condition or activities of the Lessee or any Affiliate thereof or the construction or use of the Properties or the Improvements);

         (c) This Agreement and each other Operative Agreement to which it is or will be a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

         (d) There is no action or proceeding pending or, to its knowledge, threatened against it before any Governmental Authority that questions the validity or enforceability of any Operative Agreement to which it is or will become a party or that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Agreements to which it is a party;

         (e) It has not assigned or transferred any of its right, title or interest in or under the Lease except in accordance with the Operative Agreements;

         (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

         (g) Except as otherwise contemplated by the Operative Agreements, it has not, it shall not, and it did not, nor shall it direct the Owner Trustee to, use the proceeds of any Loan or Holder Advance for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Section 9.1of this Agreement; and

         (h) It is acquiring its interest in the Trust Estate for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and no part of such amount constitutes the assets of any Employee Benefit Plan and if in the future it should decide to dispose of its interest in the Trust Estate, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in any Property, the Trust Estate or the Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this
         Section 7.1(g) shall include or cover any action or inaction of the Lessee or any Affiliate thereof whether or not purportedly on behalf of the Holders, the Owner Trustee or any of their Affiliates.

         7.2 Representations and Warranties of the Owner Trustee.

             Effective as of the Closing Date, the Trust Company in its individual capacity and as the Owner Trustee, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in paragraphs (h), (i), (j) and (k) below are made solely in its capacity as the Owner Trustee:

         (a) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which Trust Company or the Owner Trustee, as the case may be, is or will be a party;

         (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of its stockholders, or any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) violates or will violate any current law, governmental rule or regulation relating to its banking or trust powers, (iii) violates or will violate or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which violation, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) requires or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

         (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or will be, duly executed and delivered by Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

         (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

         (e) It has not assigned or transferred any of its right, title or interest in or under the Lease, any other Operative Agreement or any Property, except in accordance with the Operative Agreements;

         (f) The Lessor is not in default under or with respect to any of its Contractual Obligations in any respect which could have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor. No Default or Event of Default under the Operative Agreements attributable to the Owner Trustee has occurred and is continuing;

         (g) Except as otherwise contemplated in the Operative Agreements, the Owner Trustee shall not use the proceeds of the Loans and Holder Advances for any purpose other than solely in accordance with the provisions of the Operative Agreements;

         (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to any Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Lenders, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act, or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

         (i) The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

         (j) The Owner Trustee is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Federal Reserve Board;

         (k) The Owner Trustee is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. The Owner Trustee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended; and

         (l) The Properties are free and clear of all Lessor Liens.

         7.3 Representations and Warranties of the Lessee.

                  Effective as of the Closing Date, the Lessee represents and warrants to each of the other parties hereto that:

         (a) It and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business in each other jurisdiction where the nature of its business makes such qualification necessary, except where such failure to so qualify would not have a Material Adverse Effect. The Lessee and each of its Subsidiaries has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party;

         (b) The execution, delivery and performance by the Lessee and each of its relevant Subsidiaries of this Agreement and the other Operative Agreements to which each is or will be a party (i) have been duly authorized by all necessary corporate action on the part of the Lessee and each such Subsidiary (including any necessary shareholder action),
         (ii) have received all necessary governmental approval, and (iii) do not and will not (A) violate any Legal Requirement, decree, judgment or award or order of any Governmental Authority, (B) violate or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of the Lessee or any of its Subsidiaries, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other agreement, instrument or document to which the Lessee or any of its Subsidiaries is a party or which is binding on the Lessee or any of its Subsidiaries or any of their respective properties, or (C) result in, or require, the creation or imposition of any Lien (other than pursuant to the. terms of the Operative Agreements) on any asset of the Lessee or any of its Subsidiaries;

         (c) Each of this Agreement and each other Operative Agreement to which the Lessee or any of its Subsidiaries is or will be a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Lessee or such Subsidiary, as the case may be, enforceable against it in accordance with the terms thereof. The Lessee and each of its relevant Subsidiaries have each executed the various Operative Agreements required to be executed as of the Closing Date;

         (d) Except as disclosed in the Lessee's annual report on Form 10-K for the year ended December 31, 1999, there are no actions, suits or proceedings (including, without limitation, any derivative action) pending or, to the knowledge of the Lessee, threatened with respect to the Lessee or any of its Subsidiaries which, if adversely decided, are reasonably likely to result, either individually or collectively, in a Material Adverse Effect. None of the Lessee or any of its Subsidiaries has any material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 7.3(f), which are required in accordance with GAAP to be reported in such financial statements;

         (e) No Governmental Action by any Governmental Authority or authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person is required to authorize or is required in connection with (i) the leasing of the Properties, (ii) the execution, delivery or performance of any Operative Agreement, or (iii) the legality, validity, binding effect or enforceability of any Operative Agreement, in each case except those which have been obtained and are in full force and effect;

         (f) (i) The audited consolidated financial statements of the Consolidated Entities as of December 31, 1999, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP applied on a consistent basis and fairly present the financial condition of the Lessee and the other Consolidated Entities on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and (ii) the unaudited consolidated financial statements as at June 30, 2000, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP applied on a consistent basis (subject to normal year-end adjustments) and fairly present in all material respects the financial condition of the Lessee and its Consolidated Entities on a consolidated basis as of such date and its consolidated results of operations for the fiscal period then ended and such two-quarter period, respectively;

         (g) Since the date of the audited  financial  statements  described  in
         Section 7.3(f) there has been no event or occurrence which has had or is reasonably likely to have a Material Adverse Effect;

         (h) The Lessee knows of no proposed material tax assessments against it or any of its Subsidiaries. No extension of time for assessment or payment of any material federal, state or local tax by the Lessee or any of its Subsidiaries is in effect;

         (i) Each of the Lessee and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. The execution and delivery of the Operative Agreements will not involve any prohibited transaction within the meaning of ERISA, the Lessee and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards imposed by ERISA and each is in compliance in all material respects with the applicable provisions of ERISA, and no "Reportable Event," as defined in Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by the Lessee or any of its ERISA Affiliates. No Reportable Event has occurred as to which the Lessee or any ERISA Affiliate was required to file a report with the PBGC, and the present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $1,000,000 the value of the assets of such Plan. Neither the Lessee nor any ERISA Affiliate has incurred any Withdrawal Liability which remains unpaid and that could result in a Material Adverse Effect. Neither the Lessee nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and to the best knowledge of the Lessee no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated,where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect;

         (j) Upon the execution and delivery of the Lease, (i) the Lessee will have unconditionally accepted the Properties and will have a valid and subsisting leasehold interest in the Properties, subject only to the Permitted Exceptions, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

         (k) Neither the Lessee nor any of its Subsidiaries has filed a voluntary petition in bankruptcy or been adjudicated a bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, receivership, dissolution or similar relief under any bankruptcy, receivership, insolvency, or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any part of its properties or its interest in any Property. No court of competent  jurisdiction  has  entered  an  order,  judgment,  or decree
         approving  a  petition   filed   against  the  Lessee  or  any  of  its
         Subsidiaries seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal or state bankruptcy, receivership, insolvency or other law relating to relief for debtors, and no other liquidator has been appointed for the Lessee or any of its Subsidiaries or all or any part of its properties or its interest in any Property, and no such action is pending. Neither the Lessee nor any of its Subsidiaries has given notice to any Governmental Authority or any Person of insolvency or pending insolvency, or suspension or pending suspension of operations;

         (l) The Lessee has a subsisting leasehold interest in all of the Properties free and clear of all Liens, except Permitted Liens. The Lessee has complied with all obligations under all leases relating to the Properties to which it is a party and all such leases are in full force and effect. Each of the Lessee and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases;

         (m) Neither the Lessee nor any of its Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended, or (b) a "holding company", or a

         "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended;

         (n) Neither the Lessee nor any of its Subsidiaries is engaged principally in, or has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no part of the proceeds of the Loans or the Holder Advances will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or maintaining or extending credit to others for such purpose, or for any purpose that violates, or is inconsistent with Regulations T, U, or X of the Federal Reserve Board;

         (o) The Lessee and each of its Subsidiaries has filed all material tax returns and reports required by Law to have been filed by it and has paid all Taxes and governmental charges thereby shown to be owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall in accordance with GAAP have been set aside on its books;

         (p) To the best of the knowledge of the Lessee, after reasonable inquiry, the Lessee and each Subsidiary is in material compliance with all Environmental Laws and Occupational Safety and Health Laws where failure to comply could have a Material Adverse Effect. Neither the Lessee nor any of its Subsidiaries has received notice of any claims that any of them is not in compliance in all material respects with any Environmental Law where failure to comply could have a Material Adverse Effect;

         (q) The Lessee and each of its Subsidiaries is in compliance with all statutes, judicial and administrative orders, permits and governmental rules and regulations which are material to its business except for such non-compliance as would not have a Material Adverse Effect;

         (r) No financial statement, document, certificate or other written communication furnished to the Agent, the Owner Trustee, any Lender or any Holder by or on behalf of the Lessee or any Consolidated Entity, or to the extent not a Consolidated Entity any Subsidiary, in connection with any Operative Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Lessee that materially adversely affects the business or condition of the Lessee or any Material Group that has not been disclosed herein or in such financial statements;

         (s) Each of the Arizona Ground Lease Documents has been duly executed and delivered by each of the parties thereto and constitute the legal, valid and binding obligation enforceable against each such party in accordance with the terms thereof;

         (t) The  Properties  consist  of (i)  Land  and  existing  Improvements
         thereon  which   Improvements  are  suitable  for  occupancy  and  (ii)
         Equipment;

         (u) Each of the Deeds, the Memoranda of Lease and the Mortgages has been recorded with, or delivered for recording to, the appropriate Governmental Authorities;

         (v) Upon recording, each of the Mortgage Instruments and the Memorandum of Lease will constitute a valid and perfected first lien on the Property described thereto in an amount not less than the Loans, subject only to the Permitted Exceptions;

         (w) Upon filing of each of the UCC Financing Statements (with respect to each Property) in the filing offices designated by the Lessee, such UCC Financing Statements will have been filed with the appropriate Governmental Authorities in order to perfect a security interest in the Property described therein (to the extent perfection can be obtained by filing under the UCC);

         (x) Upon filing in the filing offices designated by the Lessee, the Lender Financing Statements, together with an assignment to the Agent of the filed Lessor Financing Statements, will perfect a valid first priority security interest (in favor of the Agent, for the benefit of itself, the Lenders and the Holders) in the Properties and other collateral described therein in which a security interest or mortgage can be perfected by filing under the UCC, and upon filing, the Lessor Financing Statements will protect Lessor's interest under the Lease to the extent the Lease is a security agreement and mortgage;

         (y) No portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any Property is located in an area identified as a special flood hazard area by any such agency, then flood insurance has been obtained for the Property in accordance with
         Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

         (z) None of the Properties consists of Tangible Personal Property;

         (aa) The Lessee has obtained insurance coverage for each Property which meets the requirements of Article XIV of the Lease and all of such coverage is in full force and effect;

         (bb) The Properties comply with all Legal Requirements (including, without limitation, all zoning and land use laws and Environmental
         Laws), except to the extent that failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect;

         (cc) All consents, licenses, permits, authorizations, assignments and building permits required, as of the Closing Date, by a Legal Requirement or pursuant to the terms of any contract, indenture, instrument or agreement for construction, completion, occupancy, operation, leasing or subleasing of the Properties have been obtained and are in full force and effect, except to the extent that the failure to so obtain would not, individually or in the aggregate, have a Material Adverse Effect;

         (dd) All Improvements comply with all applicable Legal Requirements and Insurance Requirements (including, without limitation, all zoning and land use laws and

         Environmental Laws), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. Such Improvements do not encroach in any manner onto any adjoining land (except as permitted by express written easements) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants comply in all respects with all applicable Legal Requirements (including, without limitation, all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. There are no material defects to such Improvements including, without limitation, the plumbing, heating, air conditioning and electrical systems thereof and all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for their intended use are available pursuant to adequate permits (including any that may be required under applicable Environmental Laws), except to the extent that failure to obtain any such permit would not, individually or in the aggregate, have a Material Adverse Effect. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best knowledge of the Lessee, threatened which adversely affects the title to, or the use, operation or value of, the Properties. No fire or other casualty with respect to the Properties has occurred which has had a Material Adverse Effect. All utilities serving the Properties are located in and vehicular access to such
         Improvements is provided by (or will be provided by), either public rights-of-way abutting each related Property or Appurtenant Rights. All licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the real property underlying such Improvements during the use and operation of such Improvements, and
         (ii) the use and operation of such Improvements with the applicable Equipment which such Improvements support for the purposes for which they were intended have been obtained from the appropriate Governmental Authorities or from private parties, as the case may be;

         (ee) Construction of Improvements has been performed in a good and workmanlike manner in compliance with all Insurance Requirements and Legal Requirements, except to the extent noncompliance with any Legal Requirements would not, individually or in the aggregate, have a Material Adverse Effect;

         (ff) The Improvements are wholly within any building restriction lines (unless consented to by applicable Government Authorities), however established;

         (gg) The Advance is secured by the Lien of the Security Documents, and the Lessee has not received any notice of, or taken any action to incur, any Lien against the applicable Improvements other than Permitted Liens;

         (hh) All conditions precedent contained in this Agreement and in the other Operative Agreements relating to the Closing Date have been substantially satisfied; and

         (ii) All utility services and facilities necessary for the use of the Improvements (including gas, electrical, water and sewage services and facilities) are available to the Properties.

         7.4 Representations and Warranties of the Agent.

             Effective as of the Closing Date, the Agent represents and warrants to each of the other parties hereto that:

         (a) It has the full power and authority to enter into and perform its obligations under this Agreement and each other Operative Agreement to which it is or will be a party;

         (b) The execution, delivery and performance by the Agent of this Agreement and each other Operative Agreement to which it is or will be a party are not, and will not be, inconsistent with the charter documents of the Agent, do not and will not contravene any applicable Law of the State of Connecticut or of the United States of America governing its activities and will not contravene any provision of, or constitute a default under any indenture, mortgage, contract or other instrument to which it is a party or by which it or its properties are bound, or require any consent or approval of any Governmental Authority under any applicable law, rule or regulation of the State of Connecticut or any federal law, rule or regulation of the United States of America governing its activities;

         (c) Each of this Agreement and each other Operative Agreement to which it is a party has been, or when executed and delivered will be, duly authorized by all necessary corporate action on the part of the Agent and has been, or on such Closing Date will be, duly executed and delivered by the Agent and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, will constitute a legal, valid and binding obligation enforceable against the Agent in accordance with the terms thereof; and

(d) Except as otherwise contemplated by the Operative Agreements, the Agent shall not, nor shall it direct the Owner Trustee to, use the proceeds of any Loan for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in
         Section 9.1 of this Agreement.

         SECTION 8. INTENTIONALLY DELETED.

         SECTION 9. PAYMENT OF CERTAIN EXPENSES.

         9.1 Transaction Expenses.

             Lessee agrees on the Closing Date, to pay, or cause to be paid, all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with the Closing Date, including all Transaction Expenses, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3 (including without limitation the cost of any Appraisals or environmental site assessments, any developer's fees, any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with the Closing Date, and including, without limitation, all expenses relating to and all fees (including brokers' fees), taxes (including any and all stamp, transfer or similar taxes) and expenses for the recording, registration and filing of documents.

         9.2 Certain Fees and Expenses.

             The Lessee agrees to pay or cause to be paid (i) the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any necessary co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee, for acting as owner trustee under the Trust Agreement, (ii) all reasonable costs and expenses incurred by the Lessee, the Agent, the Lenders, the Holders or the Lessor (including without limitation reasonable counsel fees and expenses) in entering into any actual or proposed future amendments or supplements requested by the Lessee with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto which have been requested by the Lessee, and (iii) all reasonable costs and expenses incurred by the Lessor, the Lessee, the Holders, the Lenders or the Agent in connection with the enforcement of any Operative Agreement or any exercise of remedies under any Operative Agreement or any purchase of the Property by the Lessee pursuant to Article XX of the Lease.

         SECTION 10. OTHER COVENANTS AND AGREEMENTS.

         10.1 Cooperation with the Lessee.

              The Holders, the Owner Trustee (at the direction of the Holders) and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

         10.2 Covenants of the Owner Trustee and the Holders.

              Each  of  the  Owner  Trustee  and  each  of  the  Holders,   each
individually and not jointly, hereby agree that so long as this Agreement is in effect:

         (a) None of the Holders and the Owner Trustee (both in its trust capacity and in its individual capacity) will create or permit to exist at any time, and each of the Holders and the Owner Trustee will, at its own cost and expense, promptly take such action (and notify Lessee of such action) as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it on the Properties; provided, however, that the Holders and the Owner Trustee shall not be required to discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as (a) such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, the Properties or title thereto or any interest therein or the payment of Rent, and

         (b) such proceedings shall not materially interfere with the disposition of any Property or title thereto or interest therein or the payment of Rent or the possession and use of the Properties by the Lessee;

         (b) Without prejudice to any right of the Owner Trustee under the Trust Agreement to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Holders and the Owner Trustee hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee or the Agent without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect any such party;

         (c) The Owner Trustee or any successor may resign or be removed by the Holders as Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee, which consent shall not be unreasonably withheld, conditioned or delayed;

         (d) The Owner Trustee, in its capacity as Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Agreements;

         (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

         (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

         (g) The Owner Trustee shall give prompt notice to the Lessee and the Agent if the Owner Trustee's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name;

         (h) Provided that no Lease Default or Lease Event of Default has occurred and is continuing, neither the Owner Trustee nor any Holder shall, without the prior written consent of the Lessee, consent to or permit any amendment, supplement or other modification of the terms and provisions of the Credit Agreement or the Notes;

         (i) Neither the Owner Trustee nor any Holder shall consent to or permit any amendment, supplement or other modification of the terms and provisions of any Operative Agreement, in each case without the prior written consent of the Agent except as described in Section 10.5 of this Agreement; and

         (j) The Owner Trustee (i) shall take such actions and shall refrain from taking such actions with respect to the Operative Agreements or the Properties and shall grant such approvals and otherwise act or refrain from acting with respect to the Operative Agreements or the Properties in each case as directed in writing by the Agent or, to the extent required by Section 10.5 hereof, the Lessee, notwithstanding any contrary instruction or absence of instruction by any Holder or
         Holders; and (ii) shall not take any action, grant any approvals or otherwise act under or with respect to the Operative Agreements or any matters relating to the Properties without first obtaining the prior written consent of the Agent (and without regard to any contrary instruction or absence of instruction by any Holder); provided, however, that notwithstanding the foregoing provisions of this subparagraph (j) the Owner Trustee, the Agent and the Holders each acknowledge, covenant and agree that, with respect to all matters under the Operative Agreements that require the consent or concurrence of all of the Lenders pursuant to the terms of Section 9.1 of the Credit Agreement (the "Unanimous Vote Matters"), neither the Owner Trustee nor the Agent shall act or refrain from acting with respect to any Unanimous Vote Matter until such party has received the approval of each Lender and each Holder with respect thereto.

         10.3 Lessee Covenants, Consents, Acknowledgments and Representation.

         (a) Lessee acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Lessee hereby irrevocably consents to the creation, perfection and maintenance of such Liens;

         (b) Lessor hereby instructs Lessee, and Lessee hereby acknowledges and agrees, that until such time as the Loans are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released, (i) any and all Rent and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to the Lessor or the Owner Trustee shall instead be paid directly to the Agent or as the Agent may direct from time to time and
         (ii) Lessee shall cause all notices, certificates, financial statements, communications and other information which is delivered, or is required to be delivered, to the Lessor, the Owner Trustee or any Holder also to be delivered at the same time to the Agent;

         (c) Lessee shall not consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement without, in each case, obtaining the prior written consent of the Agent and, to the extent required by the proviso at the end of
         Section 10.2(j) hereof, each of the Holders;

         (d) Except as otherwise contemplated by the Operative Agreements, neither the Owner Trustee nor the Lessee has used or shall use the proceeds of any Holder Advance for any purpose other than the payment of (i) the Property Cost and (ii) Transaction Expenses and the fees, expenses and other disbursements referenced in Section 9.1 of this Agreement;

         (e) The Lessee shall not permit any of the Property to consist of Tangible Personal Property; and, without limiting the generality of the first clause of this paragraph (e), the Lessee shall not permit the aggregate Property Cost of any "Personal Property" (as defined in the Arizona Ground Lease) located at, or included in, the Arizona Property to exceed $3,000,000;

         (f) The Lessee covenants and agrees that aggregate appraised enterprise value of all Properties as shown in the most recent Appraisals of each Property received by the Agent pursuant to Section 5.3 or otherwise shall at all times be greater than or equal to 50% of the aggregate Property Cost of all Properties; and any Appraisal obtained to comply with this provision shall be at the Lessee's sole cost and expense; and to confirm compliance with this provision, the Lessee expressly agrees to provide an Appraisal to the Agent from time to time at the request of the Agent within sixty (60) days of such request, at the expense of Lessee, but not more often than once per calendar year;

         (g) The Lessee agrees to perform each of the Incorporated Covenants and any other covenants set forth in (or incorporated by reference into)
         Article XXVIII of the Lease, in accordance with their respective terms;

         (h) The Lessee shall not create or permit to exist at any time (and the Lessee shall, at its own expense, take such action as may be necessary to duly discharge, or cause to be discharged) any Lien against any Property other than Permitted Liens and Lessor Liens;

         (i) The Lessee has performed or has caused to be performed all actions recommended or required by the Environmental Reports, or has undertaken to perform such actions, such performance to be reasonably satisfactory to the Agent;

         (j) The Lessee shall pay (when and as due) any fees pursuant to the Fee Letter; and

         (k) The Lessee agrees that the provisions of the Fee Letter or any other letter entitling any Lender to fees to be paid by Lessee shall remain in full force and effect after the Closing Date.

         10.4 Sharing of Certain Payments.

              The parties hereto acknowledge and agree that all payments due and owing by the Lessee to the Lessor under the Lease or any of the other Operative Agreements shall be made by the Lessee directly to the Agent as more particularly provided in Section 10.3 hereof. The Holders and the Agent, on behalf of the Lenders, acknowledge the terms of Section 8 of the Credit Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree all such payments and amounts are to be allocated as provided in Section 8 of the Credit Agreement. In connection therewith the Holders hereby (a) appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Mortgage Instruments and other Security Documents to secure the Holder Amount and (b) acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Mortgage Instruments and other Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Lenders without notice to or consent from the Holders.

         10.5 Grant of Easements, etc.

              The Agent and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, and until such time as the Agent gives instructions to the contrary to the Owner Trustee, the Owner Trustee shall, from time to time at the request of the Lessee, in connection with the transactions contemplated by the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the operation of any Property, including, without limitation, reciprocal easement agreements, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements and documents referred to in this Section 10.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business, or consistent with local practice or as required by local Governmental Authorities, and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

         SECTION 11. CREDIT AGREEMENT AND TRUST AGREEMENT.

         11.1 Lessee's Credit Agreement Rights.

              Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lessee and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Lease Default or Lease Event of Default the Lessee (as designated below) shall have the following rights:

         (a) The Lessee  shall have the right to give the notice  referred to in
         Section 2.3 of the Credit Agreement, to designate the account to which a borrowing under the Credit Agreement is to be credited pursuant to
         Section 2.3 of the Credit Agreement;

         (b) the Lessee shall have the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

         (c) the Lessee shall have the right to approve any successor agent pursuant to Section 7.8 of the Credit Agreement;

         (d) the Lessee shall have the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section
         9.8 of the Credit Agreement; and

         (e) without limiting the foregoing clauses (a) through (d), and in addition thereto, provided that no Event of Default then exists, the Lessee shall have the right to exercise any other right of the Owner Trustee under the Credit Agreement upon not less than five (5) Business Days' prior written notice from the Lessee to the Owner Trustee and the Agent.

         11.2 Lessee's Trust Agreement Rights.

              Notwithstanding anything to the contrary contained in the Trust Agreement, the Lessee, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Lease Default or Lease Event of Default the Lessee (as designated below) shall have the following rights:

         (a) the Lessee shall have the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

         (b) no removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee; and

         (c) the Holders and the Owner Trustee shall not amend, supplement or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

         SECTION 12. TRANSFER OF INTEREST.

         12.1 Restrictions on Transfer.

              The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent, and (provided no Default or Event of Default has occurred and is continuing) the Lessee (which consent in each case shall not be unreasonably withheld or delayed); provided that such consents shall not be required for an assignment to a Lender or an affiliate of a Lender. The Owner Trustee may, subject to the Lien of the applicable Security Documents, but only with the prior written consent of the Agent, the Holders (which consent may be withheld by the Agent or the Holders in their sole discretion) and (provided no Default or Event of Default has occurred and is continuing) the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of the Owner Trustee's right, title or interest in or to any Property, the Lease, the Trust Agreement, this Agreement (including, without limitation, any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer the Properties to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Properties in accordance with each of the terms and conditions of the Lease.

         12.2 Effect of Transfer.

              From and after  any  transfer  effected  in  accordance  with this
Section 12, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor Holder shall remain liable under Article XI of the Trust Agreement to the extent that the transferee Holder shall not have assumed the obligations of the transferor Holder thereunder. Upon any transfer by the Owner Trustee or a Holder as above provided, any such transferee shall assume the obligations of the Owner Trustee and Lessor or the obligations of a Holder, as the case may be, and shall be deemed an "Owner Trustee", "Lessor" or "Holder", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 12, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including, without limitation, rights to indemnification under any such document.

         SECTION 13. INDEMNIFICATION.

         13.1 General Indemnity.

         (a) Whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any part thereof, including, without limitation, Claims in any way relating to or arising or alleged to arise out of (i) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, maintenance, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property, or any part thereof, including the acquisition, holding or disposition of any interest in any Property, lease or agreement comprising a portion of any thereof; (ii) any latent or other defect in any Property whether or not discoverable by an Indemnified Person or the Indemnity Provider; (iii) any Environmental Claim, any violation of Environmental Laws, or any other loss of or damage to any Property or the environment relating to any Property, the Lease or the Indemnity Provider; (iv) the Operative Agreements, or any transaction contemplated thereby; (v) any breach by the Lessee of any of its representations or warranties under the Operative Agreements to which it is a party or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (vi) the transactions contemplated hereby or by any other Operative

         Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (vii) any personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; (viii) any easement, right, agreement or document referred to in Section 10.5 of this Agreement; or (ix) any Lien on any Property (other than Liens created by the Operative Agreements). The foregoing indemnity shall not apply to a Claim imposed on, incurred by or asserted against an Indemnified Person to the extent such Claim arises from the gross negligence or willful misconduct of such Indemnified Person as determined by a final judgment of a court of competent jurisdiction;

         (b) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding) for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that, in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Person shall endeavor, in such notice to the Indemnity Provider, to inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially precludes the Indemnity Provider from contesting such Claim;

         (c) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including, without limitation by pursuit of appeals) provided, however, that (A) if such Claim can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim, the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld, conditioned or delayed; provided however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict)) by, in the sole discretion of the Person conducting and controlling the response to such Claim, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time;

         (d) The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party, except that the Indemnity Provider may not agree to any dismissal or settlement of, or other agreement in connection with, any claim without the prior written consent of such Indemnified Person, if such dismissal, settlement or agreement would require any admission or acknowledgment of any culpability or wrongdoing by such Indemnified Person or provide for any nonmonetary relief to be performed by such Indemnified Person. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section 13.1 by way of indemnification or advance for the payment of any amount regarding such Claim other than expenses of the action relating to such Claim; and

         (e) Notwithstanding the foregoing provisions of this Section 13.1, an Indemnified Person shall not be required to take any action and no Indemnity Provider shall be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (i) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (ii) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (iii) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (iv) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnified Person and reasonably satisfactory to the Indemnity Provider stating that a reasonable basis exists to contest such Claim and (v) such claim is covered by insurance and no Default or Event of Default shall have occurred and be continuing. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this
         Section 13.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnified Person and reasonably acceptable to the Indemnity Provider stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

         13.2 General Tax Indemnity.

         (a) The Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis;

         (b) (i) Subject to the terms of Section 13.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment;

             (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable). In the case of Impositions for which a contest is conducted pursuant to Section 13.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 13.2(f).

             (iii) Impositions imposed with respect to a Property for a billing period during which the Lease expires or terminates with respect to such Property (unless the Lessee has exercised the Purchase Option with respect to such Property or the Lessee has otherwise purchased such Property) shall be adjusted and prorated on a daily basis between the Indemnity Provider and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each such party shall pay its pro rata share thereof; and

             (iv) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of 15% or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person;

         (c) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns with respect to each Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such
         Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports;

         (d) If as a result of the payment or reimbursement by the Indemnity Provider of any Imposition or other reasonable expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, the Lessor, the Holders, partners of any Holder, or shareholders of such partners of a partnership which is a partner of such Holder, shall suffer a net increase in any federal, state or local income tax liability, the Indemnity Provider shall indemnify such Persons (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings (including any net operating loss carry-forward) realized or reasonably expected to be realized by such Person in respect thereof, as well as any interest, penalties and additions to tax payable by such Lessor, or such Holder, or such Affiliate, in respect thereof;

         (e) As between the Indemnity Provider on one hand, and the Lessor or the Agent, any Lender or any Holder on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless the Lessor, the Agent, the Lenders and each Holder (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes imposed in respect of payments on the Notes or Certificates or with respect to Rent payments under the Lease (and, if the Lessor, the Agent, any Lender or any Holder receives a demand for such payment from any taxing authority, the Indemnity Provider shall discharge such demand on behalf of the Lessor, the Agent, such Lender or such Holder); provided, however, that the right of any Lender to make a claim for indemnification under this
         Section 13.2(e) is subject to the compliance by such Lender with the requirements of Section 2.13 of the Credit Agreement, but only to the extent that such claim is attributable to noncompliance by such Lender under such Section 2.13; and

         (f) (i) If a written Claim is made against any Indemnified Person, or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding), for any Impositions, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim or proceeding without the consent of the Indemnity Provider for thirty
         (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that, in the case of any such Claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Person shall, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim or proceeding without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially precludes the Indemnity Provider from contesting such Claim;

             (ii) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to commence such contest), the Indemnity Provider shall request in writing that such Indemnified Person contest such Imposition, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Imposition (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control such contest and
         (B) in the case of any contest, the Indemnified Person may request the Indemnity Provider to conduct and control such contest (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict)) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof,
         (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time;

             (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Imposition (and any future Claim by any taxing authority, the contest of which is precluded by reason of such resolution of such contest) and shall pay to the Indemnity

         Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section 13.2 by way of indemnification or advance for the payment of any amount regarding such Imposition other than expenses of such contest; and

             (iv) Notwithstanding the foregoing provisions of this Section 13.2, an Indemnified Person shall not be required to take any action and no Indemnity Provider shall be permitted to contest any Imposition in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with contesting such Imposition, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements,
         (B) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (C) if such contest shall involve the payment of the Imposition prior to or during the contest, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the Imposition that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (D) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent tax counsel selected by the Indemnified Person and reasonably satisfactory to the Indemnity Provider stating that a reasonable basis exists to contest such Claim and (E) no Default or Event of Default shall have occurred and be continuing. In addition, an Indemnified Person shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 13.2, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent tax counsel selected by the Indemnified Person and reasonably acceptable to the Indemnity Provider stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

         13.3 Environmental Indemnity.

              Without limiting the generality of the foregoing, whether or not the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person as determined by a final judgment of a court of competent jurisdiction) in any way relating to or arising, or alleged (by any Person asserting such a Claim against an Indemnified Person) to arise, out of any Environmental Claim, any violation of Environmental Laws, or any other loss of or damage to any Property or the environment (including without limitation the presence on any Property of wetlands, tidelands or swamp or overflow lands, or any condition arising from or affecting any Property or arising from or affecting any lands nearby or adjacent to any Property that has or threatens to have any adverse effect upon human health or the environment at any Property or upon the use or value of such Property), in each case relating to any Property, the Lease or the Indemnity Provider.

         SECTION 14. MISCELLANEOUS.

         14.1 Survival of Agreements.

              The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any additional Equipment, the construction of any additional Improvements, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Owner Trust, the payment of the Notes and any disposition thereof, and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

         14.2 No Broker, etc.

              Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

         14.3 Notices.

              Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States certified or registered mail (postage prepaid), by nationally recognized courier service, by hand or by telecopy with confirming notice and any such notice shall become effective upon receipt and shall be directed to the address of such Person as indicated:

If to the Lessee, to it at the following address:

                     HEALTHSOUTH Corporation
                     One HealthSouth Parkway
                     Birmingham, Alabama 35243
                     Attention: Malcolm E. McVay
                     Telephone No.: (205) 969-6140
                     Telecopy No.: (205) 969-4620
                     Email: tadd.mcvay@healthsouth.com

With a copy to:

                     HEALTHSOUTH Corporation
                     One HealthSouth Parkway
                     Birmingham, Alabama 35243
                     Attention: William W. Horton
                     Telephone No.: (205) 969-4977
                     Telecopy No.: (205) 969-4730
                     Email: bill.horton@healthsouth.com

If to the Owner Trustee, to it at the following address:

                     First Security Bank, National Association
                     79 South Main Street
                     Salt Lake City, Utah 84111
                     Attention: Val T. Orton
                     Telephone No.: (801) 246-5208
                     Telecopy No.: (801) 246-5053

If to UBS AG, Stamford Branch, as a Holder or a Lender, to it at the following address:

                     UBS AG, Stamford Branch
                     677 Washington Boulevard
                     Stamford, Connecticut 06901
                     Attn: Jennifer Poccia
                     Telephone No.: (203) 719-3834
                     Telecopy No.: (203)719-3888
                     Email: jennifer.poccia@ubsw.com

if to any other Holder, to it at the address set forth for such Holder on each Holder's Holder Addendum hereto or in the applicable Assignment and Assumption;

If to any other Lender, to it at the address for notice set forth on such Lender's Lender Addendum hereto or in the applicable Assignment and Assumption, the form of which is attached as a schedule to the Credit Agreement;

If to the Agent, to it at the following address:

                           UBS AG, Stamford Branch
                           677 Washington Boulevard
                           Stamford, Connecticut 06901
                           Attn: Jennifer Poccia
                           Telephone No.: (203) 719-3834
                           Telecopy No.: (203)719-3888
                           Email: jennifer.poccia@ubsw.com

with all notices of borrowing, conversion, continuation or prepayment of any Loan to be delivered to the address set forth in Section 9.2 of the Credit Agreement.

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

         14.4 Counterparts.

              This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         14.5 Amendments and Termination.

              Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Lessor, the Lessee and (subject to Section 9.1 of the Credit Agreement) the Agent. This Agreement may be terminated by an agreement signed in writing by the Owner Trustee, the Holders, the Lenders, the Lessee and the Agent.

         14.6 Headings, etc.

              The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         14.7 Parties in Interest.

              Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto; provide, that the Lenders are intended to be third-party beneficiaries of this Agreement.

         14.8 GOVERNING LAW; WAIVERS OF JURY TRIAL.

              (i) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

              (ii) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THERETO.

         14.9 Submission to Jurisdictions Waivers.

              Each of the parties hereto irrevocably and unconditionally:

         (a)  submits  for  itself  and its  property  in any  legal  action  or proceeding relating to this Agreement and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York and the courts of the United States located in the Southern District of New York and appellate courts thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the respective party at its address set forth in Section 14.3 hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 14.9 any special, exemplary, punitive or consequential damages.

         14.10 Severability.

              Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

         14.11 Liability Limited.

         (a) The Agent, the Lessee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and other than as set forth in Section 7.2 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and except as otherwise expressly provided herein or in the other Operative Agreements.

         (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, neither the Lessor nor any Holder (in its capacity as a Holder) nor any officer, director, shareholder, or partner thereof, nor any of the successors or assigns of the foregoing (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any respect for any liability
         or  obligation   hereunder  or  under  any  other  Operative

         Agreement including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Agent (for itself and on behalf of the Lenders) agrees that, in the event the Agent or any Lender pursues any remedies available to them under the Credit Agreement, the Notes, this Agreement, the Security Agreement, the Mortgage Instruments or under any other Operative Agreement, neither the Lenders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom, and recourse shall be had solely and exclusively against the Trust Estate and the Lessee (with respect to the Lessee's obligations under the Lease, the Participation Agreement and any other Operative
         Agreement); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained herein, in the Credit Agreement, in the Notes, in the Security Agreement, the Mortgage Instruments or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in this Agreement, the Credit Agreement, the Notes, the Security Agreement, the Mortgage Instruments or any other Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or arising under this Agreement, the Security Agreement, the Mortgage Instruments or the Credit Agreement or secured by the Security Agreement, the Mortgage Instruments or any other Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve the Lessor or any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): (a) active waste knowingly committed by such Lessor or such Exculpated Person with respect to the Properties or (b) any fraud, gross negligence, willful misconduct or willful breach as determined by a final judgment of a court of competent jurisdiction, on the part of such Lessor or such Exculpated Person; (iii) relieve such Lessor or such Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (a) misappropriation or misapplication by such Lessor (i.e., application in a manner contrary to any Operative Agreement) of any insurance proceeds or condemnation award paid or delivered to such Lessor by any Person other than the Agent or (b) any rents or other income received by such Lessor from the Lessee that are not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and its rights thereunder or its right to obtain a judgment against the Lessor's interest in the Properties.

         14.12 Rights of Lessee.

               Notwithstanding any provision of the Operative Agreements, if at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents, the Trust Agreement and the other Operative Agreements and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease and all Lessor Liens in and to the

Properties and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

         14.13 Further Assurances.

               The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

         14.14 Calculations under Operative Agreements.

               The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

         14.15 Confidentiality.

               Each of the Owner Trustee, the Holders, the Agent and the Lenders severally agrees to use reasonable efforts to keep confidential all non-public information pertaining to the Lessee or its Subsidiaries which is provided to it by the Lessee or its Subsidiaries, provided that nothing herein shall prohibit the disclosure by any such Person of such information:

         (a) to the extent such information is public when received by such Person or becomes public thereafter due to the act or omission of any party other than such Person;

         (b) to the extent such information is independently obtained from a source other than the Lessee or any of its Subsidiaries and such information from such source is not, to such Person's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted;

         (c) to counsel, auditors or accountants retained by any such Person or any Affiliates of any such Person provided they agree to keep such information. confidential as if such Person or Affiliate were party to this Agreement and to financial institution regulators, including examiners of any Lender, the Agent or the Owner Trustee, any Holder or any Affiliate in the course of examinations of such Persons;

         (d)  in  connection   with  any   litigation  or  the   enforcement  or
         preservation of the rights of the Agent, the Owner Trustee, the Lessor, any Lender or any Holder under the Operative Agreements;

         (e) to the extent required by any applicable statute, rule or regulation or court order (including, without limitation, by way of subpoena) or pursuant to the request of any regulatory or Governmental Authority having jurisdiction over such Person; provided, however, that such Person shall endeavor (if not otherwise prohibited by Law) to notify the Lessee prior to any disclosure made pursuant to this clause
         (e), except that no such Person shall be subject to any liability whatsoever for any failure to so notify the Lessee;

         (f) the Agent may disclose such information to the Owner Trustee, any Lender or any Holder; or

         (g) to the extent disclosure to any other financial institution or other Person is appropriate in connection with any proposed or actual
         (i) assignment or grant of a participation by any of the Lenders of interests in the Credit Agreement or (ii) assignment by any Holder of interests in the Trust Agreement to another Person.

         14.16 Calculation of Rent, Interest, Holder Yield and Fees.

               Except as otherwise expressly set forth in the Operative Agreements, all calculation of Rent, interest, Holder Yield, Overdue Rate, Holder Overdue Rate, Commitment Fees, or Holder Commitment Fees payable hereunder shall be computed based on the actual number of days elapsed over a year of 360 days.

         14.17 Responsibilities and Liabilities.

               The Joint Lead Arrangers, the Documentation Agent and the Syndication Agent, in such respective capacities, shall have no responsibilities, and shall incur no liabilities under this Agreement or any of the Operative Agreements.

         14.18 Holder and Lender Addenda.

               Each Holder shall become a party to this Agreement by delivering to the Administrative Agent a Holder Addendum, substantially in the form of Exhibit H, duly executed by such Holder, the Owner Trustee and the Administrative Agent. Each Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Exhibit I, duly executed by such Lender, the Borrower and the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        HEALTHSOUTH Corporation., as Lessee


                                        By:      /s/ Malcolm E. McVay
                                           ------------------------------------
                                           Name: Malcolm E. McVay
                                           Title: Senior Vice President

                                        FIRST    SECURITY     BANK,     NATIONAL
                                        ASSOCIATION, not individually, except as
                                        expressly  stated herein,  but solely as
                                        Owner  Trustee  under  the   HEALTHSOUTH
                                        Corporation Trust 2000-1


                                        By:         /s/ Arge Pavlos
                                           -------------------------------------
                                           Name: Arge Pavlos
                                           Title: Trust Officer

                                        UBS AG, STAMFORD BRANCH, as Agent


                                        By:       /s/ Daniel W. Ladd III
                                           -------------------------------------
                                           Name: Daniel W. Ladd III
                                           Title: Executive Director


                                        By:      /s/ Wilfred V. Saint
                                           -------------------------------------
                                           Name: Wilfred V. Saint